UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 30, 2004
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                        PEAK ENTERTAINMENT HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

          Nevada                        33-18143                 87-0449399
 ----------------------------         ------------          -------------------
 (State or other jurisdiction         (Commission           (IRS Employer
 of incorporation)                    File Number)          Identification No.)

          Bagshaw Hall, Bagshaw Hill, Bakewell, Derbyshire, UK DE45 1DL
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 44 1629 814555
                                                           --------------

                                 Not applicable.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(d)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.313e-4(c)).

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On September 28, 2004, we entered into Securities Purchase Agreements with three accredited persons for the sale of 1,666,666 shares of common stock and 1,750,000 common stock purchase warrants, exercisable for three years at $0.50 per share, for the aggregate purchase price of $500,000. We relied on an exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) under the Securities Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number             Description of Exhibit
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      4                    Securities Purchase Agreement for $500,000



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PEAK ENTERTAINMENT HOLDINGS, INC.

Date:  September 30, 2004

                                          By: /s/ Wilf Shorrocks
                                              ---------------------------
                                              Wilf Shorrocks
                                              President



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